UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest reported event):  October 10, 2003


                      Internet Business International, Inc.
             (Exact name of registrant as specified in its charter)


                Nevada                  0-20259                 33-0845463
(State  or  other  jurisdiction       (Commission             (IRS Employer
         of  incorporation)           File  Number)         Identification  No.)


                        2250 East Tropicana, Suite 19-309
                             Las Vegas, Nevada 89119
              (Address of principal executive offices)  (Zip Code)

                                 (775) 588-2387
               Registrant's telephone number, including area code

                                      None
          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  INFORMATION.

Internet Business International, Inc. (the "Company" entered into a USA Territory Marketing Agreement with Debit Card Marketing, Co., Inc., a New York corporation ("Debit Card Marketing") wherein the Company through its wholly-owned subsidiary Global Debit Cash Card, Inc. agrees to purchase from Debit Card Marketing the Colorado and Utah territories for marketing prepaid ATM and Debit Cards bearing the names "Dinero Ahora," "Easy Cash," and "Money Movers."

The USA Territory Marketing Agreement is filed herewith as Exhibit 99.1, and the description contained herein of the USA Territory Marketing Agreement is qualified in its entirety by reference to such exhibit.


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits

Exhibit  No.                          Description
99.1 USA Territory Marketing Agreement dated October 9, 2003 by and between Internet Business International, Inc. and Debit Card Marketing Co., Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERNET  BUSINESS  INTERNATIONAL,  INC.


Date:  October  10,  2003               By:  /s/Albert  R.  Reda
                                        Albert  R.  Reda
                                        Chief  Executive  Officer


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